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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 March 21, 2002
                        (Date of earliest event reported)



                                   ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                     1-2572                   73-1520922
(State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)           File Number)             Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)

                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 9.   Other Events.
-------   -------------

          On February 27, 2002, ONEOK, Inc. held a conference call to discuss year-end earnings for 2001. A complete transcript of the conference call is attached hereto as Exhibit 99.a.

99.a      Transcript of February 27, 2002 conference call.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 21st day of March 2002.

                                        ONEOK, Inc.



                                        By: /s/ Jim Kneale
                                           -------------------------------------
                                                Jim Kneale
                                                Senior Vice President, Treasurer
                                                and Chief Financial Officer
                                                (Principal Financial Officer)

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